UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________

                                   FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                     February 4, 2005 (January 31, 2005)
                                  ____________

                         DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

          Florida                     0-8527              59-1757642
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD               21090
   (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code: (410) 694-0500

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

     On January 31, 2005, the board of directors of Dialysis Corporation of America (the "Company") approved the recommendations of its Compensation Committee with respect to (i) the amendment to the employment agreement of Stephen W. Everett, President and Chief Executive Officer and director of the Company, increasing his annual compensation for the last year of his current employment agreement, which expires December 31, 2005, from $180,000 to $250,000; (ii) increasing the annual compensation of certain other executive and non-executive officers; (iii) providing bonuses to certain executive and non-executive officers, including $250,000 to Stephen W. Everett and $50,000 to Michael Rowe, Vice President of Operations; (iv) director fees of $20,000 to each director, other than to Thomas K. Langbein, who received a $100,000 director's fee in recognition of his services as Chairman of the Board of Directors; and (v) a $50,000 award to counsel, Jaffe & Falk, LLC, which firm received a $15,000 award from Medicore, Inc, our public parent, owning 57% of our Company, to which parent Jaffe & Falk, LLC also acts as counsel.
Lawrence E. Jaffe, a member of Jaffe & Falk, LLC, is Secretary to our Company and our parent, and is also a director of our parent, and received a $15,000 director fee from Medicore, as did the other Medicore directors. Thomas K. Langbein, the Chairman of the Board of our Company, is also the Chairman of the Board, President and Chief Executive Officer of our parent, from which parent company he received a $150,000 bonus. Peter D. Fischbein, a director of our Company, is also a director of our parent, and received director fees from each company. The awards were based upon the substantial efforts of those individuals and the performance of the Company.


Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

         (99) Additional exhibits

              (i) Amendment No. 1 to Employment Agreement between Stephen W.
                  Everett and the Company dated February 2, 2005.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIALYSIS CORPORATION OF AMERICA

                                    /s/ Stephen W. Everett
                                  By--------------------------------------
                                    STEPHEN W. EVERETT
                                    President and Chief Executive Officer

Dated:  February 4, 2005

                                  EXHIBIT INDEX

 Exhibit
 Number

  (99)    Additional Exhibits

          (i) Amendment No. 1 to Employment Agreement between Stephen W. Everett and the Company dated February 2, 2005.